©2012Novelis Inc. 1 November 6, 2012 Philip Martens President and Chief Executive Officer Steve Fisher Senior Vice President and Chief Financial Officer Novelis Second Quarter FY 2013 Earnings Conference Call EXHIBIT 99.2

©2012Novelis Inc. 2 Safe Harbor Statement Forward-Looking Statements Statements made in this presentation which describe Novelis' intentions, expectations, beliefs or predictions may be forward-looking statements within the meaning of securities laws. Forward-looking statements include statements preceded by, followed by, or including the words "believes," "expects," "anticipates," "plans," "estimates," "projects," "forecasts," or similar expressions. Examples of forward-looking statements in this presentation are statements about future global growth in flat rolled products and our anticipated capital expenditures in fiscal year 2013. Novelis cautions that, by their nature, forward-looking statements involve risk and uncertainty and that Novelis' actual results could differ materially from those expressed or implied in such statements. We do not intend, and we disclaim any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results or outcomes to differ from the results expressed or implied by forward-looking statements include, among other things: changes in the prices and availability of aluminum (or premiums associated with such prices) or other materials and raw materials we use; the capacity and effectiveness of our metal hedging activities; relationships with, and financial and operating conditions of, our customers, suppliers and other stakeholders; fluctuations in the supply of, and prices for, energy in the areas in which we maintain production facilities; our ability to access financing for future capital requirements; changes in the relative values of various currencies and the effectiveness of our currency hedging activities; factors affecting our operations, such as litigation, environmental remediation and clean-up costs, labor relations and negotiations, breakdown of equipment and other events; the impact of restructuring efforts in the future; economic, regulatory and political factors within the countries in which we operate or sell our products, including changes in duties or tariffs; competition from other aluminum rolled products producers as well as from substitute materials such as steel, glass, plastic and composite materials; changes in general economic conditions including deterioration in the global economy, particularly sectors in which our customers operate; changes in the fair value of derivative instruments; cyclical demand and pricing within the principal markets for our products as well as seasonality in certain of our customers’ industries; changes in government regulations, particularly those affecting taxes, environmental, health or safety compliance; changes in interest rates that have the effect of increasing the amounts we pay under our principal credit agreement and other financing agreements; the effect of taxes and changes in tax rates; and our indebtedness and our ability to generate cash. The above list of factors is not exhaustive. Other important risk factors included under the caption "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 and our quarterly report on Form 10-Q for the quarter ended September 30, 2012, are specifically incorporated by reference into this presentation. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures as defined by SEC rules. We think that these measures are helpful to investors in measuring our financial performance and liquidity and comparing our performance to our peers. However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for GAAP financial measures. We have included reconciliations of each of these measures to the most directly comparable GAAP measure. In addition, a more detailed description of these non-GAAP financial measures used in this presentation, together with a discussion of the usefulness and purpose of such measures, is included as Exhibit 99.2 to our Current Report on Form 8-K furnished to the SEC with our earnings press release.

©2012Novelis Inc. 3  Business Review & Market Outlook  Summary & Outlook Agenda  Business Review  Novelis Strategy  Detailed Financial Performance  Summary & Outlook

©2012Novelis Inc. 4 Business Review

©2012Novelis Inc. 5 Solid Second Quarter Results Second Quarter Highlights  Strong Performance; Operating at Near Capacity Levels  Key Financial Metrics Improved Sequentially  Continued Executing on our Strategy  Expansion Projects Progressing Well; Commissioned Asia’s Largest Fully-Integrated Beverage Can Recycling Operation

©2012Novelis Inc. 6 Regional Business Performance Europe  Solid Demand, Particularly Can and Auto  Good Operating Cost Control Offsetting Negative Impact from Euro Devaluation Asia North America South America  Strong Can Demand  Competitive Pricing Pressure from Higher Local Market Premiums  Solid Demand, Particularly Auto  Cost impacted by Reduced Benefit from Scrap  Strong Demand due to Hot & Dry Winter Season  Recession Resistant Product Mix

©2012Novelis Inc. 7 Novelis’ Strategy

©2012Novelis Inc. 8 Novelis’ Strategy  Completed Divesture of Foil Plants and Saguenay Closure  Began ERP Implementation in North America Continue to Strengthen the Business  Major Rolling Expansions Progressing Well  Broke Ground in China Capture Growth in our FRP Markets 80% Recycled Content in our Products by 2020  Major Recycling Expansions Progressing Well  Commissioned Yeongju, the Largest Fully-Integrated Beverage Can Recycling System in Asia  Exited Evermore, Established North America UBC Procurement Organization  Broke Ground on Fully-Integrated Recycling Center in Europe

Global Rolling Investments



United States
Auto Finishing Lines
~200kt Mid CY13
Korea
Rolling Expansion
~350kt End of CY13
China
Auto Finishing Line
~120kt End of CY14
Brazil
Rolling Expansion
~220kt End of CY12

Solidifying Leadership Position

©2012Novelis Inc.

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Not just aluminum, Novelis Aluminum.

Changzhou, China




HYUNDAI

- ~$100 million Investment for ~120kt Heat Treatment Line to be Operational by Early 2014
- China Facts*:
  - Largest FRP Market
  - ~30% of Global FRP Demand
  - FRP Market Growing 10% per year

Broke Ground on Heat Treatment Line Last Month

** CAGR (CY11-16), Novelis Estimates, February 2012 CRU*

©2012Novelis Inc.

Not just aluminum, Novelis Aluminum.

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©2012Novelis Inc. 11 Global Recycling Investments Unmatched Global Recycling Footprint Brazil ~190kt End of CY13 North America New UBC Procurement Organization Korea ~265kt Oct. 2012 Germany ~400kt Early CY15

©2012Novelis Inc. 12 New Recycling Facilities Commissioned Yeongju Broke Ground in Europe

©2012Novelis Inc. 13 Detailed Financial Performance

©2012Novelis Inc. 14 Second Quarter Highlights  Shipments Flat at 719 Kilotonnes  Net Sales Down 15% to $2.4 Billion  Adjusted EBITDA Down 8% to $277 Million  Net Income of $49 Million (Excluding Special Items, Net Income of $62 Million)  Free Cash Flow Before CapEx of $153 Million  Liquidity of $919 Million (Q2FY13 vs. Q2FY12) Solid Performance Against a Near-Record Q2FY12

©2012Novelis Inc. 15 2.9 2.4 200 350 500 650 800 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Q2FY12 Q2FY13 Shipments Sales 0 50 100 150 200 250 300 South America Asia Europe North America Q2FY13 Q2FY12 8% (5%) (2%) 5% Sales (Billions) • Shipments (Kt) Shipments & Sales Total Company Shipments by Region

©2012Novelis Inc. 16 $399 $418 $329 $331 $359 $385 400 500 600 700 800 $0 $100 $200 $300 $400 $500 Q1FY12 Q2FY12 Q3FY12 Q4FY12 Q1FY13 Q2FY13 EB IT D A /t on n e Ship m en ts EBITDA/tonne Shipments (Kts) Adjusted EBITDA/tonne & Shipments Performance Improved Sequentially

©2012Novelis Inc. 17 Q2FY13 Adjusted EBITDA Q2FY12 $301 Metal Mix (15) Incentives and Benefits (10) Infrastructure for Growth (9) Cost Inflation (3) Price/Mix 10 Volume 3 Exchange Rates (10) Metal Price Lag 10 Q2FY13 $277 (Millions) Expansions & ERP Implementation Good Cost Management Higher Third Party Sheet Ingot Premiums Long-Term Incentive Plan/Pension Cost

©2012Novelis Inc. 18 (Millions) CapEx and Free Cash Flow Before CapEx 110 614 151 $0 $100 $200 $300 $400 $500 $600 $700 $800 YTD FY 174 516 345 $0 $100 $200 $300 $400 $500 $600 $700 $800 YTD FY Continued Reinvestment for Future Growth FY13 FY12 ~650-700 ~600-700 Capital Expenditures FCF before CapEx

©2012Novelis Inc. 19 Summary & Outlook

©2012Novelis Inc. 20 Business Outlook  Typical Q3 Seasonality  Uncertainty due to Further Slowing of the Global Economy  Competitive Pricing Pressures in North America and Asia  Lower LME Aluminum Prices Compared to Last Year Uncertain Short-Term Outlook… Short-Term

Business Outlook

Long-Term

- **Growth Fundamentals Remain Strong**
  - Urbanization
  - Substitution
  - Sustainability
- **Still Expect Strong Long-term Growth in Key Product Segments***
  - Global Can up ~4-5%
  - Global Automotive up ~25%
  - Global Specialties up ~6%

…Strong Long-Term Growth Fundamentals

**CAGR (CY11-16), Novelis Estimates, February 2012 CRU*

©2012Novelis Inc.

Not just aluminum, Novelis Aluminum.

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©2012Novelis Inc. 22 Questions & Answers

©2012Novelis Inc. 23 Appendix

©2012Novelis Inc. 24 Income Statement Reconciliation To Adjusted EBITDA (in $ m) Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 FY12 Q1 FY13 Q2 FY13 Net Income (loss) Attributable to Our Common Shareholder 62 120 (12) (107) 63 91 49 - Interest, net (73) (73) (71) (73) (290) (73) (72) - Income tax (provision) benefit (59) 7 10 3 (39) (21) (37) - Depreciation and amortization (89) (81) (79) (80) (329) (73) (69) - Noncontrolling interests (15) (10) (1) (1) (27) - (1) EBITDA 298 277 129 44 748 258 228 - Unrealized gain (loss) on derivatives 25 (1) (63) (23) (62) 13 (24) - Realized gain (loss) on derivative instruments not included in segment income 2 - (3) 2 1 2 - - Proportional consolidation (13) (12) (9) (15) (49) (11) (9) - Restructuring charges, net (19) (11) (1) (29) (60) (5) (16) - Gain (loss) on assets held for sale - - - (111) (111) 5 (2) - Others costs, net (3) - (8) (13) (24) (5) 2 Adjusted EBITDA 306 301 213 233 1,053 259 277 Other Income (expense) Included in Adjusted EBITDA - Metal price lag 5 15 8 (19) 9 6 26 - Foreign currency remeasurement (8) - (2) (4) (14) 4 2 - Purchase accounting (3) (3) (3) (3) (13) (3) (3)

©2012Novelis Inc. 25 Free Cash Flow (in $m) FY12 FY13 Q1 Q2 Q3 Q4 Full Year Q1 Q2 Cash Provided by (used in) Operating Activities (115) 171 149 351 556 (5) 122 Cash Provided by (used in) Investing Activities (79) (40) (76) (247) (442) (152) (152) Less: Proceeds from Sales of Fixed Assets 0 (1) (10) (5) (16) (12) 5 Free Cash Flow (194) 130 63 99 98 (169) (25)

©2012Novelis Inc. 26 1) Metal Price Lag Net of Related Hedges: On certain sales contracts we experience timing differences on the pass through of changing aluminum prices from our suppliers to our customers. Additional timing differences occur in the flow of metal costs through moving average inventory cost values and cost of goods sold. This timing difference is referred to as Metal Price Lag. We have a risk management program in place to minimize impact of this “lag”. 2) Foreign Currency Remeasurement Net of Related Hedges: All non-functional currency denominated Working Capital and Debt gets remeasured every period by the period end exchange rates. This impacts our profitability. Like Metal Price Lag, we have a risk management program in place to minimize impact of such Remeasurement. 3) Purchase Accounting: Following our acquisition, the consideration and transaction costs paid by Hindalco in connection with the transaction were “pushed down” to us and were allocated to the assets acquired and the liabilities assumed. These allocations are amortized over periods, impacting our profitability. Explanation of Other Income (Expense) in Adjusted EBITDA